Exhibit 10.2

NOVAN, INC.

2008 STOCK PLAN

1. Purpose. This 2008 Stock Plan (the “Plan”) is intended to provide incentives:

(a) to employees of Novan, Inc. (the “Company”), or its parent (if any) or any of its present or future subsidiaries (collectively, “Related Corporations”), by providing them with opportunities to purchase Common Stock (as defined below) of the Company pursuant to options granted hereunder that qualify as “incentive stock options” (“ISOs”) under Section 422 of the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”);

(b) to employees, directors and consultants of the Company and Related Corporations by providing them with opportunities to purchase Common Stock (as defined below) of the Company pursuant to options granted hereunder that do not quality as ISOs (Nonstatutory Stock Options, or “NSOs”);

(c) to employees, directors, and consultants of the Company and Related Corporations by providing them with bonus awards of Common Stock (as defined below) of the Company (“Stock Bonuses”); and

(d) to employees, directors, and consultants of the Company and Related Corporations by providing them with opportunities to make direct purchases of Common Stock (as defined below) of the Company (“Purchase Rights”).

Both ISOs and NSOs are referred to hereafter individually as “Options”, and Options, Stock Bonuses, and Purchase Rights are referred to hereafter collectively as “Stock Rights”. As used herein, the terms “parent” and “subsidiary” mean “parent corporation” and “subsidiary corporation”, respectively, as those terms are defined in Section 424 of the Code.

2. Administration of the Plan.

(a) The Plan shall be administered by (i) the Board of Directors of the Company (the “Board”) or (ii) a committee consisting of directors or other persons appointed by the Board (the “Committee”). The appointment of the members of, and the delegation of powers to, the Committee by the Board shall be consistent with applicable federal laws and regulations (including, without limitation, the Code, Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor rule thereto (“Rule 16b-3”), and any applicable state law (collectively, the “Applicable Laws”). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

(b) Subject to ratification of the grant or authorization of each Stock Right by the Board (if so required by an Applicable Law), and subject to the terms of the Plan, the Committee, if so appointed, shall have the authority, in its discretion, to:

(i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under Section 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the classes of individuals and entities eligible under Section 3 to receive NSOs, Stock Bonuses and Purchase Rights) to whom NSOs, Stock Bonuses and Purchase Rights may be granted;

(ii) determine the time or times at which Options, Stock Bonuses, or Purchase Rights may be granted (which may be based on performance criteria);

(iii) determine the number of shares of Common Stock subject to any Stock Right granted by the Committee;

(iv) determine the option price of shares subject to each Option, which price shall not be less than the minimum price specified in Section 6 hereof, as appropriate, and the purchase price of shares subject to each Purchase Right and to determine the form of consideration to be paid to the Company for exercise of such Option or purchase of shares with respect to a Purchase Right;

(v) determine whether each Option granted shall be an ISO or NSO;

(vi) determine (subject to Section 7) the time or times when each Option shall become exercisable and the duration of the exercise period;

(vii) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, Stock Bonuses and Purchase Rights and the nature of such restrictions, if any;

(viii) approve forms of agreement for use under the Plan;

(ix) determine the fair market value of a Stock Right or the Common Stock underlying a Stock Right;

(x) accelerate vesting on any Stock Right or to waive any forfeiture restrictions, or to waive any other limitation or restriction with respect to a Stock Right;

(xi) subject to approval of the stockholders of the Company required by Applicable Laws or the listing requirements of any securities exchange on which the Common Stock may then be traded, reduce the exercise price of any Stock Right if the fair market value of the Common Stock covered by such Stock Right shall have declined since the date the Stock Right was granted;

(xii) subject to approval of the stockholders of the Company required by Applicable Laws or the listing requirements of any securities exchange on which the Common Stock may then be traded, institute a program whereby outstanding Options can be surrendered in exchange for Options with a lower exercise price;

(xiii) modify or amend each Stock Right (subject to Section 8(d) of the Plan) including the discretionary authority to extend the post-termination exercisability period of Stock Rights longer than is otherwise provided for by terms of the Plan or the Stock Right;

(xv) construe and interpret the Plan and Stock Rights granted hereunder and prescribe and rescind rules and regulations relating to the Plan; and

(xvi) make all other determinations necessary or advisable for the administration of the Plan.

If the Committee determines to issue a NSO, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

(c) The Committee may select one of its members as its chairman, and shall hold meetings at such times and places as it may determine. Acts by a majority of the Committee, approved in person at a meeting or in writing, shall be the valid acts of the Committee. All references in this Plan to the Committee shall mean the Board if no Committee has been appointed. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members thereof and thereafter directly administer the Plan.

(d) Those provisions of the Plan that make express reference to Rule 16b-3 shall apply to the Company only at such time as the Company’s Common Stock is registered under the Exchange Act, and then only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a “Reporting Person”).

(e) To the extent that Stock Rights are to be qualified as “performance-based” compensation within the meaning of Section 162(m) of the Code, the Plan shall be administered by a committee consisting of two or more “outside directors” as determined under Section 162(m) of the Code.

3. Eligible Employees and Others.

(a) Eligibility. ISOs may be granted to any employee of the Company or any Related Corporation. Those officers of the Company who are not employees may not be granted ISOs under the Plan. NSOs, Stock Bonuses and Purchase Rights may be granted to any director, employee, or consultant of the Company or any Related Corporation. Granting of any Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him or her from, participation in any other grant of Stock Rights.

(b) Special Rule for Grant of Stock Rights to Reporting Persons. The selection of a director or an officer who is a Reporting Person (as the terms “director” and “officer” are defined for purposes of Rule 16b-3) as a recipient of a Stock Right, the timing of the Stock Right grant, the exercise price, if any, of the Stock Right and the number of shares subject to the Stock Right shall be determined either (i) by the Board, or (ii) by a committee of the Board that is composed solely of two or more Non-Employee Directors having full authority to act in the matter. For the purposes of the Plan, a director shall be deemed to be a “Non-Employee Director” only if such person is defined as such under Rule 16b-3(b)(3), as interpreted from time to time.

(c) Annual Limitation for Employees. To the extent the Company is subject to Section 162(m) of the Code, no employee shall be eligible to be granted Stock Rights covering more than One Hundred Fifty Thousand (150,000) shares of Common Stock during any calendar year.

4. Stock. The stock subject to Stock Rights shall be authorized but unissued shares of the Common Stock of the Company, par value $.0001 per share (the “Common Stock”), or such shares of the Company’s capital stock into which such class of shares may be converted pursuant to any reorganization, recapitalization, merger, consolidation or the like, or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares that may be issued pursuant to the Plan is Two Hundred Thousand (200,000) shares of Common Stock (subject to adjustment as provided herein), of which not more than Two Hundred Thousand (200,000) shares of Common Stock (subject to adjustment as set forth herein) may be issued as ISO’s. Any such shares may be issued as ISOs, NSOs, or Stock Bonuses, or to persons or entities making purchases pursuant to Purchase Rights, so long as the number of shares so issued does not exceed such aggregate number, as adjusted. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any shares issued pursuant to Stock Rights, the unpurchased shares subject to such Options and any shares so reacquired by the Company shall again be available for grants of Stock Rights under the Plan.

5. Granting of Stock Rights. Stock Rights may be granted under the Plan at any time after the Effective Date, as set forth in Section 16, and prior to 10 years thereafter. The date of grant of a Stock Right under the Plan will be the date specified by the Board or Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Board or Committee acts. The Board or Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to an NSO pursuant to Section 17.

6. Minimum Price; ISO Limitations.

(a) The price per share specified in the agreement relating to each NSO, Stock Bonus or Purchase Right granted under the Plan shall be established by the Board or Committee, taking into account any noncash consideration to be received by the Company from the recipient of Stock Rights.

(b) The exercise price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than 110% of the fair market value per share of Common Stock on the date of the grant.

(c) To the extent that the aggregate fair market value (determined at the time an ISO is granted) of Common Stock for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all stock option plans of the Company and any Related Corporation) exceeds $100,000; or such higher value as permitted under Code Section 422 at the time of determination, such Options will be treated as NSOs, provided that this Section shall have no force or effect to the extent that its inclusion in the Plan is not necessary for Options issued as ISOs to qualify as ISOs pursuant to Section 422 of the Code. The rule of this Section 6(c) shall be applied by taking Options in the order in which they were granted.

(d) If, at the time a Stock Right is granted under the Plan, the Company’s Common Stock is publicly traded, “fair market value” shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the time such a Stock Right is granted and shall mean:

(i) if the Common Stock is then traded on a national securities exchange; or on the Nasdaq National Market (the “NASDAQ/NMS”) or the Nasdaq SmallCap Market, the closing sale price for such stock (or the closing bid, if no sales were reported as quoted on such exchange or market); or

(ii) the closing bid price or average of bid prices last quoted on that date by an established quotation service, if the Common Stock is not reported on National Securities Exchange, the NASDAQ/NMS or the Nasdaq SmallCap Market.

However, if the Common Stock is not publicly traded at the time a Stock Right is granted under the Plan, “fair market value” shall be deemed to be the fair value of the Common Stock as determined by the Board or Committee after taking into consideration all factors that it deems appropriate.

7. Option Duration. Subject to earlier termination as provided in Sections 9 and 10, each Option shall expire on the date specified by the Board or Committee, but not more than:

(a) 10 years from the date of grant in the case of NSOs;

(b) 10 years from the date of grant in the case of ISOs generally; and

(c) 5 years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Related Corporation.

Subject to earlier termination as provided in Sections 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into an NSO pursuant to Section 17.

8. Exercise of Options. Subject to the provisions of Section 9 through Section 12 of the Plan, each Option granted under the Plan shall be exercisable as follows:

(a) the Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Board or Committee may specify;

(b) once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Board or Committee;

(c) each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable; and

(d) the Board or Committee shall have the right to accelerate the date of exercise of any installment of any Option, provided that the Board or Committee shall not accelerate the exercise date of any installment of any ISO granted to any employee (and not previously converted into an NSO pursuant to Section 17) without the prior consent of such employee if such acceleration would violate the annual vesting limitation contained in Section 422 of the Code, as described in Section 6(c).

9. Termination of Employment. If a grantee ceases to be employed by the Company and all Related Corporations other than by reason of death or disability as defined in Section 10, or by reason of a termination “For Cause” as defined in this Section 9, unless otherwise specified in the instrument granting such Stock Right, the grantee shall have the continued right to exercise any Stock Right held by him or her, to the extent of the number of shares with respect to which he or she could have exercised it on the date of termination until the Stock Right’s specified expiration date; provided, however, in the event the grantee exercises any ISO after the date that is three months following the date of termination of employment, such ISO will automatically be converted into an NSO subject to the terms of the Plan. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such grantee’s right to reemployment with the Company is guaranteed by statute or by contract. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation.

For purposes of this Plan, a change in status from employee to a consultant, or from a consultant to employee, will not constitute a termination of employment, provided that a change in status from an employee to consultant may cause an ISO to become an NSO under the Code. In the event of a termination “For Cause,” the right of a grantee to exercise a Stock Right shall terminate as of the date of termination. For purposes of this Plan, “For Cause” shall mean the termination of a grantee’s status as an employee, a director or consultant (as applicable) for any of the following reasons, as determined by the Committee in this sole discretion; provided, that, with respect to an employee that is party to an agreement with the Company where a termination for cause is defined in such agreement, the definition in such agreement shall govern the determination under this Section 9:

(i) A grantee who is a consultant and who commits a material breach of any consulting, noncompetition, confidentiality or similar agreement with the Company or a subsidiary, as determined under such agreement;

(ii) A grantee who is an employee or a consultant and who is convicted (including a trial, plea of guilty or plea of nolo contendere) for committing an act of fraud, embezzlement, theft, or other act constituting a felony;

(iii) A grantee who is an employee or a consultant and who willfully engages in gross misconduct or willfully violates a Company or a subsidiary policy in any material respect; or

(iv) A grantee who is a Company employee and who commits a material breach of any noncompetition, confidentiality or similar agreement with the Company or a subsidiary, as determined under such agreement.

NOTHING IN THE PLAN SHALL BE DEEMED TO GIVE ANY GRANTEE OF ANY STOCK RIGHT THE RIGHT TO BE RETAINED IN EMPLOYMENT OR OTHER SERVICE BY THE COMPANY OR ANY RELATED CORPORATION FOR ANY PERIOD OF TIME OR TO AFFECT THE AT-WILL NATURE OF ANY EMPLOYEE’S EMPLOYMENT.

10. Death; Disability.

(a) If a grantee ceases to be employed by the Company and all Related Corporations by reason of death, or if a grantee dies within three months of the date his or her employment or other affiliation with the Company has been terminated, any Stock Right held by him or her may be exercised to the extent of the number of shares with respect to which he or she could have exercised said Stock Right on the date of death, by his or her estate, personal representative or beneficiary who has acquired the Stock Right by will or by the laws of descent and distribution (the “Successor Grantee”), unless otherwise specified in the instrument granting such Stock Right, prior to the earlier of (i) one year after the date of termination or (ii) the Stock Right’s specified expiration date, provided, however, that a Successor Grantee shall be entitled to ISO treatment under Section 421 of the Code only if the deceased optionee would have been entitled to like treatment had he or she exercised such Option on the date of his or her death provided further in the event the Successor Grantee exercises an ISO after the date that is one year following the date of termination by reason of death, such ISO will automatically be converted into a NSO subject to the terms of the Plan.

(b) If a grantee ceases to be employed by the Company and all Related Corporations by reason of disability, he or she shall continue to have the right to exercise any Stock Right held by him or her on the date of termination until, unless otherwise specified in the instrument granting such Stock Right, the earlier of (i) one year after the date of termination or (ii) the Stock Right’s specified expiration date, provided, however, in the event the grantee exercises an ISO after the date that is one year following the date of termination by reason of disability, such ISO will automatically be converted into a NSO subject to the terms of the Plan. For the purposes of the Plan, the term “disability” shall mean “permanent and total disability” as defined in Section 22(e)(3) of the Code.

(c) The provisions of subsections (a) and (b) of this Section 10 regarding the exercise period of a Stock Right may be waived, extended or further limited, in the discretion of the Board or Committee, in an instrument granting a Stock Right that is not an ISO.

11. Transferability and Assignability of Stock Rights. No ISO, NSO or Purchase Right granted under this Plan shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution. An ISO, NSO or Purchase Right may be exercised during the lifetime of the optionee only by the optionee.

12. Terms and Conditions of Stock Rights. Stock Rights shall be evidenced by instruments (which need not be identical) in such forms as the Board or Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth herein and may contain such other provisions as the Board or Committee deems advisable that are not inconsistent with the Plan, including restrictions (or other conditions deemed by the Board or Committee to be in the best interests of the Company) applicable to the exercise of Options or to shares of Common Stock issuable upon exercise of Options. In granting any NSO, the Board or Committee may specify that such NSO shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Board or Committee may determine. The Board or Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

13. Adjustments. Upon the occurrence of any of the following events, the rights of a recipient of a Stock Right granted hereunder shall be adjusted as hereinafter provided, unless otherwise provided in the written agreement between the recipient and the Company relating to such Stock Right.

(a) If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of outstanding Stock Rights shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price (if any) per share to reflect such subdivision, combination or stock dividend.

(b) If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets or otherwise (an “Acquisition”), unless otherwise provided by the Board or Committee, in its sole discretion, the Board or Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”) shall, as to outstanding Stock Rights, make appropriate provision for the continuation of such Stock Rights by either assumption of such Stock Rights or by substitution of such Stock Rights with an equivalent award. If the Board, the Committee, or the Successor Board does not make appropriate provisions for the continuation of such Stock Rights by either assumption or substitution, unless otherwise provided by the Board or Committee in its sole discretion, Stock Rights shall become vested and fully and immediately exercisable and all forfeiture restrictions shall be waived and all Stock Rights not exercised at the time of the closing of such Acquisition shall terminate notwithstanding anything to the contrary in Section 9 hereof.

(c) In the event of a transaction, including without limitation, a recapitalization or reorganization of the Company, a separation or spin-off of a subsidiary, business unit, or division of the Company, or other similar transaction (other than a transaction described in subsection (b) above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee or grantee upon exercising a Stock Right shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised the Stock Right immediately prior to such recapitalization or reorganization.

(d) In the event of the proposed dissolution or liquidation of the Company, each Stock Right will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Board or Committee.

(e) Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Right. No adjustments shall be made for dividends paid in cash or in property other than Common Stock of the Company.

(f) No fractional shares shall be issued under the Plan and any optionee who would otherwise be entitled to receive a fraction of a share upon exercise of a Stock Right shall receive from the Company cash in lieu of such fractional shares in an amount equal to the fair market value of such fractional shares, as determined in the sole discretion of the Board or Committee.

(g) Upon the happening of any of the foregoing events described in subsections (a), (b) or (c) above, the class and aggregate number of shares set forth in Section 4 hereof that are subject to Stock Rights that previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described. The Board or Committee or the Successor Board shall determine the specific adjustments to be made under this Section 13 and, subject to Section 2, its determination shall be conclusive.

14. Means of Exercising Stock Rights. Except as otherwise provided in this Plan or the instrument evidencing the Stock Right, a Stock Right (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address to the attention of its President. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the exercise price therefor, if any, payable as follows (a) in United States dollars in cash or by check, (b) at the discretion of the Board or Committee, through the delivery of already-owned shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Stock Right and, in the case of such already–owned shares of Common Stock, having been owned by the participant for more than six months from the date of surrender, or (c) at the discretion of the Board or Committee, except as prohibited under 402 of the Sarbanes-Oxley Act of 2002, by delivery of the grantee’s personal recourse note bearing interest payable not less than annually at a market rate that is no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Board or Committee, through the surrender of shares of Common Stock then issuable upon exercise of the Stock Right having a fair market value on the date of exercise equal to the aggregate price of the Stock Right, (e) at the discretion of the Board of Committee, delivery of a notice that the grantee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Stock Right and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Stock Right Exercise Price, provided that payment of such proceeds is then made to the Company upon settlement of the sale or (f) at the discretion of the Board or Committee, by any combination of (a), (b), (c), (d) and (e) or such other consideration and method of payment for the issuance of shares to the extent permitted by applicable law or the Plan. If the Board or Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b), (c) (d), (e) or (f) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question and such exercise shall also be governed by any terms set forth in the written agreement evidencing the grant of the Stock Right. The holder of a Stock Right shall not have the rights of a stockholder with respect to the shares covered by the Stock Right until the date of issuance of a stock certificate for such shares. Except as expressly provided above in Section 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

15. Surrender of Stock Rights for Cash or Stock. The Board or Committee may, in its sole and absolute discretion and subject to such terms and conditions as it deems appropriate, accept the surrender by an optionee or grantee of a Stock Right granted to him under the Plan and authorize payment in consideration therefor of an amount equal to the difference between the purchase price payable for the shares of Common Stock under the instrument granting the Option and the fair market value of the shares subject to the Stock Right (determined as of the date of such surrender of the Stock Right). Such payment shall be made in shares of Common Stock valued at fair market value on the date of such surrender, or in cash, or partly in such shares of Common Stock and partly in cash as the Board or Committee shall determine. The surrender shall be permitted only if the Board or Committee determines that such surrender is consistent with the purpose set forth in Section 1, and only to the extent that the Stock Right is exercisable under Section 8 on the date of surrender. In no event shall an optionee or grantee surrender his Stock Right under this Section if the fair market value of the shares on the date of such surrender is less than the purchase price payable for the shares of Common Stock subject to the Stock Right. Any ISO surrendered pursuant to the provisions of this Section 15 shall be deemed to have been converted into a NSO immediately prior to such surrender.

16. Term and Amendment of Plan. This Plan was adopted by the Board on January 30, 2008 (the “Effective Date”), subject (with respect to the validation of ISOs granted under the Plan) to approval of the Plan by the stockholders of the Company. The Plan will be approved by the stockholders of the Company within one year of the Effective Date. The Plan shall expire 10 years after the Effective Date (except as to Stock Rights outstanding on that date). Subject to the provisions of Section 5 above, Stock Rights may be granted under the Plan prior to the date of stockholder approval of the Plan. The Board may terminate or amend the Plan in any respect at any time, except that without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions:

(a) the total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to Section 13);

(b) the provisions of Section 3 regarding eligibility for grants of ISOs may not be modified;

(c) the provisions of Section 6(b) regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to Section 13); and

(d) the expiration date of the Plan may not be extended.

Except as provided in Section 13(b) and the fifth sentence of this Section 16, in no event may action of the Board or stockholders adversely alter or impair the rights of a grantee, without his or her consent, under any Stock Right previously granted.

17. Conversion of ISOs into NSOs; Termination of ISOs. The Board or Committee, with the consent of any optionee, may in its discretion take such actions as may be necessary to convert an optionee’s ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into NSOs at any time prior to the expiration of such ISOs. These actions may include, but not be limited to, accelerating the exercisability, extending the exercise period or reducing the exercise price of the appropriate installments of optionee’s Options. At the time of such conversion, the Board or Committee (with the consent of the optionee) may impose these conditions on the exercise of the resulting NSOs as the Board or Committee in its discretion may determine, provided that the conditions shall not be inconsistent with the Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee’s ISOs converted into NSOs, and no conversion shall occur until and unless the Board or Committee takes appropriate action. The Board or Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of termination.

18. Governmental Regulation. The Company’s obligation to sell and deliver shares of the Common Stock under the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

19. Withholding of Additional Income Taxes.

(a) Upon the exercise of an NSO, or the grant of a Stock Bonus or Purchase Right for less than the fair market value of the Common Stock, the making of a Disqualifying Disposition (as defined in Section 20), the vesting of restricted Common Stock acquired on the exercise of a Stock Right hereunder or the surrender of an Option pursuant to Section 15, the Company, in accordance with Section 3402(a) of the Code and any applicable state statute or regulation, may require the optionee, Stock Bonus recipient or purchaser to pay to the Company additional withholding taxes in respect of the amount that is considered compensation includable in such person’s gross income. With respect to (a) the exercise of an Option, (b) the grant of a Stock Bonus, (c) the grant of a Purchase Right of Common Stock for less than its fair market value, (d) the vesting of restricted Common Stock acquired by exercising a Stock Right, or (e) the acceptance of a surrender of an Option, the Committee in its discretion may condition such event on the payment by the optionee, Stock Bonus recipient or purchaser of any such additional withholding taxes.

(b) At the sole and absolute discretion of the Committee, the holder of Stock Rights may pay all or any part of the total estimated federal and state income tax liability arising out of the exercise or receipt of such Stock Rights, the making of a Disqualifying Disposition, or the vesting of restricted Common Stock acquired on the exercise of a Stock Right hereunder (each of the foregoing, a “Tax Event”) by tendering already-owned shares of Common Stock or (except in the case of a Disqualifying Disposition) by directing the Company to withhold shares of Common Stock otherwise to be transferred to the holder of such Stock Rights as a result of the exercise or receipt thereof in an amount equal to the estimated federal and state income tax liability arising out of such event, provided that no more shares may be withheld than are necessary to satisfy the holder’s actual minimum withholding obligation with respect to the exercise of Stock Rights. In such event, the holder of Stock Rights must, however, notify the Committee of his or her desire to pay all or any part of the total estimated federal and state income tax liability arising out of a Tax Event by tendering already-owned shares of Common Stock or having shares of Common Stock withheld prior to the date that the amount of federal or state income tax to be withheld is to be determined. For purposes of this Section 19(b), shares of Common Stock shall be valued at their fair market value on the date that the amount of the tax withholdings is to be determined.

20. Notice to Company of Disqualifying Disposition. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition (as defined below) of any Common Stock acquired pursuant to the exercise of an ISO. A “Disqualifying Disposition” is any disposition (including any sale) of such Common Stock before either (a) two years after the date the employee was granted the ISO, or (b) one year after the date the employee acquired Common Stock by exercising the ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

21. Governing Law; Construction. The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the State of North Carolina. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

22. Lock-up Agreement. Each recipient of securities hereunder agrees, in connection with the first registration with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended, of the public sale of the Company’s Common Stock, not to sell, make any short sale of, loan, grant any option for the purchase of or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as the Company or the underwriters, as the case may be, shall specify. Each such recipient agrees that the Company may instruct its transfer agent to place stop-transfer notations in its records to enforce this Section 22. Each such recipient agrees to execute a form of agreement reflecting the foregoing restrictions as requested by the underwriters managing such offering.

FIRST AMENDMENT

TO NOVAN, INC.

2008 STOCK OPTION PLAN

THIS FIRST AMENDMENT to the Novan, Inc. 2008 Stock Option Plan is dated as of November 3, 2010.

WHEREAS, the Board of Directors (the “Board”) of Novan, Inc. (the “Company”) previously adopted, and the stockholders of the Company previously approved, the Novan, Inc. 2008 Stock Option Plan (referred to herein as the “Plan”); and

WHEREAS, the Board deems it to be in the best interests of the Company to amend the Plan in order to increase the number of shares of its Common Stock reserved for issuance thereunder from 200,000 shares to 450,000 shares;

NOW, THEREFORE, the Plan shall be amended as follows:

1. Section 4 of the Plan shall be deleted in its entirety and the following substituted in lieu thereof:

4. Stock. The stock subject to Stock Rights shall be authorized but unissued shares of the Common Stock of the Company, par value $.0001 per share (the “Common Stock”), or such shares of the Company’s capital stock into which such class of shares may be converted pursuant to any reorganization, recapitalization, merger, consolidation or the like, or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares that may be issued pursuant to the Plan is Four Hundred Fifty Thousand (450,000) shares of Common Stock (subject to adjustment as provided herein), of which not more than Four Hundred Fifty Thousand (450,000) shares of Common Stock (subject to adjustment as set forth herein) may be issued as ISOs. Any such shares may be issued as ISOs, NSOs, or Stock Bonuses, or to persons or entities making purchases pursuant to Purchase Rights, so long as the number of shares so issued does not exceed such aggregate number, as adjusted. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any shares issued pursuant to Stock Rights, the unpurchased shares subject to such Options and any shares so reacquired by the Company shall again be available for grants of Stock Rights under the Plan.

2. Except as herein amended, the terms and provisions of the Plan shall remain in full force and effect as originally adopted and approved.

(Next page is signature page)

IN WITNESS WHEREOF, the undersigned hereby certifies that this First Amendment was duly adopted by the Board of Directors and the stockholders of the Company, effective as of the date first above written.

NOVAN, INC.

By:	/s/ Nathan Stasko
Nathan Stasko, Ph.D.
President and Chief Executive Officer

Second Amendment to Stock Plan

WHEREAS, the Company has established the Novan, Inc. 2008 Stock Plan, as amended by the First Amendment thereto dated as of November 3, 2010 (the “Plan”); and

WHEREAS, after due deliberation and consideration, the Board has determined it to be in the best interests of the Company to amend the Plan to increase the number of shares of Common Stock authorized for issuance under the Plan;

WHEREAS, pursuant to Section 16(a) of the Plan, such amendment requires the approval of the stockholders within twelve (12) months after the date of these resolutions;

NOW, THEREFORE, BE IT RESOLVED, that the Plan shall be amended to increase the number of shares of Common Stock reserved for issuance under the Plan by one hundred fifty thousand (150,000) shares (from 450,000 to shares to 600,000 shares in the aggregate) (the “Plan Amendment”);

RESOLVED FURTHER, that the Plan Amendment shall be submitted and recommended to the stockholders of the Company for their approval within 12 months; and

RESOLVED FURTHER, that the Plan Amendment is being approved by the holders of Preferred Stock of the Company contemporaneously with these resolutions, for purposes of Section IV, C, 5 (f) of the Company’s Fourth Amended and Restated Certificate of Incorporation (entitled Exclusions for Adjustment for Issuances at Less Than the Conversion Price).

/s/ Neal Hunter
Neal Hunter

/s/ John Palmour
John Palmour

/s/ Mark Schoenfisch
Mark Schoenfisch

/s/ Nathan Stasko
Nathan Stasko

THIRD AMENDMENT

TO

NOVAN, INC.

2008 STOCK OPTION PLAN

THIS THIRD AMENDMENT to the Novan, Inc. 2008 Stock Option Plan is dated as of April 30, 2012.

WHEREAS, the Board of Directors of Novan, Inc. has adopted and the stockholders of the Corporation have approved the Novan, Inc. 2008 Stock Option Plan and the First Amendment and Second Amendment thereto (the “Plan”); and

WHEREAS, the Board of Directors deems it to be in the best interest of the Corporation to amend the Plan in order to increase the maximum number of shares issuable pursuant to options granted under the Plan from 600,000 shares to 700,000 shares.

NOW, THEREFORE, the Plan shall be amended as follows.

1.	Section 4 of the Plan shall be deleted in its entirety and the following substituted in lieu thereof;

“4. Stock. The stock subject to Stock Rights shall be authorized but unissued shares of the Common Stock of the Company, par value $0.0001 per share (the “Common Stock”), or such shares of the Company’s capital stock into which such class of shares may be converted pursuant to any reorganization, recapitalization, merger, consolidation or the like, or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares that may be issued pursuant to the Plan is Seven Hundred Thousand (700,000) shares of Common Stock (subject to adjustment as set forth herein), of which not more than Seven Hundred Thousand (700,000) shares of Common Stock (subject to adjustment as set forth herein) may be issued as ISOs, NSOs, or Stock Bonuses, or to persons or entities making purchases pursuant to Purchase Rights, so long as the number of shares so issued does not exceed such aggregate number, as adjusted. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any shares issued pursuant to Stock Rights, the unpurchased shares subject to such Options and any shares so reacquired by the Company shall again be available for grants of Stock Rights under the Plan.”

2. Except as herein amended, the terms and provisions of the Plan shall remain in full force and effect as originally adopted and approved.

IN WITNESS WHEREOF, the undersigned hereby certifies that this Third Amendment was duly adopted by the Board of Directors of the Corporation on the 30 day of April, 2012.

NOVAN, INC.

By:	/s/ Nathan Stasko
Nathan Stasko, Ph.D. President and Chief Executive Officer

FOURTH AMENDMENT

TO

NOVAN, INC.

2008 STOCK OPTION PLAN

THIS FOURTH AMENDMENT to the Novan, Inc. 2008 Stock Option Plan is dated as of July 2, 2014.

WHEREAS, the Board of Directors of Novan, Inc. has adopted and the stockholders of the Corporation have approved the Novan, Inc. 2008 Stock Option Plan and the First Amendment, Second Amendment and Third Amendment thereto (the “Plan”); and

WHEREAS, the Board of Directors deems it to be in the best interest of the Corporation to amend the Plan in order to increase the maximum number of shares issuable pursuant to options granted under the Plan from 700,000 shares to 1,200,000 shares.

NOW, THEREFORE, the Plan shall be amended as follows.

1. Section 4 of the Plan shall be deleted in its entirety and the following substituted in lieu thereof;

“4. Stock. The stock subject to Stock Rights shall be authorized but unissued shares of the Common Stock of the Company, par value $0.0001 per share (the “Common Stock”), or such shares of the Company’s capital stock into which such class of shares may be converted pursuant to any reorganization, recapitalization, merger, consolidation or the like, or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares that may be issued pursuant to the Plan is One Million Two Hundred Thousands (1,200,000) shares of Common Stock (subject to adjustment as set forth herein), of which not more than One Million Two Hundred Thousands (1,200,000) shares of Common Stock (subject to adjustment as set forth herein) may be issued as ISOs, NSOs, or Stock Bonuses, or to persons or entities making purchases pursuant to Purchase Rights, so long as the number of shares so issued does not exceed such aggregate number, as adjusted. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any shares issued pursuant to Stock Rights, the unpurchased shares subject to such Options and any shares so reacquired by the Company shall again be available for grants of Stock Rights under the Plan.”

2. Except as herein amended, the terms and provisions of the Plan shall remain in full force and effect as originally adopted and approved.

IN WITNESS WHEREOF, the undersigned hereby certifies that this Fourth Amendment was duly adopted by the Board of Directors of the Corporation on the 2 day of July, 2014.

NOVAN, INC.

By:	/s/ Nathan Stasko
Nathan Stasko, Ph.D.
President and Chief Executive Officer

NOVAN, INC.

FORM OF STOCK OPTION AGREEMENT

1. Grant of Option. Novan, Inc., a Delaware corporation (the “Company”), hereby grants to the Optionee named in the Notice of Grant (the “Optionee”), an option (the “Option”) to purchase a total number of shares (the “Shares”) of Common Stock (the “Common Stock”) set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”) subject to the terms, definitions and provisions of the Novan, Inc. 2008 Stock Plan (the “Plan”) adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option.

If designated an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code, or any successor provision.

2. Exercise of Option. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the provisions of Section 8 of the Plan as follows:

(a) Right to Exercise.

(i) This Option may not be exercised for a fraction of a share.

(ii) In the event of Optionee’s death, disability or other termination of employment, the exercisability of the Option is governed by Sections 6, 7 and 8 below, subject to the limitation contained in subsection 2(a)(iii).

(iii) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Grant.

(b) Method of Exercise. This Option shall be exercisable by written notice (in the form attached hereto as Exhibit A) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

3. Optionee’s Representations. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company an Investment Representation Statement in the form attached hereto as Exhibit B.

4. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

a.	cash;

b.	check; or

c.	at the discretion of the Board or Committee, any other method permitted by the Plan.

5. Restrictions on Exercise. This Option may not be exercised until such time as the Plan and the Shares covered by this Option have been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

6. Termination of Relationship. In the event of termination of Optionee’s employment or consulting relationship with the Company, Optionee may, to the extent otherwise so entitled on the date of such termination (the “Termination Date”), exercise this Option during the Termination Period set out in the Notice of Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

7. Disability of Optionee. Notwithstanding the provisions of Section 6 above, in the event of termination of Optionee’s consulting or employment relationship or as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code or any successor provision), Optionee may, but only within twelve (12) months from the date of termination of employment or consulting relationship (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), exercise this Option to the extent Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option (which Optionee was entitled to exercise) within the time specified herein, the Option shall terminate.

8. Death of Optionee. In the event of the death of Optionee during the term of this Option and, with respect to a Consultant, during such Consultant’s continuing consulting relationship with the Company or within 90 days of termination of Consultant’s relationship with the Company and, with respect to an employee, during such employee’s employment relationship with the Company or within 90 days of termination of such employee’s relationship with the Company, the Option may be exercised, at any time within twelve (12) months following the date of termination (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that Optionee was entitled to at the date of death.

9. Nontransferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

10. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant and the Plan, and may be exercised during such term only in accordance with the Plan and the terms of this Option. The limitations set out in Section 7 of the Plan regarding Options designated as Incentive Stock Options and Options granted to more than ten percent (10%) stockholders shall apply to this Option.

11. Taxation Upon Exercise of Option. Optionee understands that, upon exercising a Nonstatutory Stock Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the Shares over the exercise price. If the Optionee is an employee, the Company will be required to withhold from Optionee’s compensation, or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income. Additionally, the Optionee may at some point be required to satisfy tax withholding obligations with respect to the disqualifying disposition of an Incentive Stock Option. The Optionee shall satisfy his or her tax withholding obligation arising upon the exercise of this Option by one or some combination of the following methods: (i) by cash payment, or (ii) out of Optionee’s current compensation.

12. Tax Consequences. Set forth below is a brief summary as of the date of this Option of some of the federal and North Carolina tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(a) Exercise of ISO. If this Option qualifies as an ISO, there will be no regular federal income tax liability or North Carolina income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price will be treated as an item of adjustment to the alternative minimum tax for federal tax purposes in the year of exercise and may subject the Optionee to the alternative minimum tax.

(b) Exercise of Nonstatutory Stock Option. If this Option does not qualify as an ISO, there may be a regular federal income tax liability and a North Carolina income tax liability upon the exercise of the Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price and the Company will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable. If Optionee is an employee, the Company will be required to withhold from Optionee’s compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

(c) Disposition of Shares. In the case of an NSO, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal and North Carolina income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for at least one year after exercise and are disposed of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal and North Carolina income tax purposes. If Shares purchased under an ISO are disposed of within one-year after exercise or within two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) in an amount equal to the excess of the lesser of (1) the fair market value of the Shares on the date of exercise, or (2) the sale price of the Shares over the Exercise Price paid for those shares. The Company will also be allowed a deduction equal to any such amount recognized, subject to the requirement that the compensation be reasonable.

(d) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee from the early disposition by payment in cash or out of the current earnings paid to the Optionee.

13. Company’s SAR Option upon Termination prior to IPO. Notwithstanding anything to the contrary in Section 2 hereof, in the event that the Company receives a notice from Optionee requesting exercise of the option after or in connection with the termination of such optionee’s employment with the Company at any time prior to the first registration statement for the sale of its Common Stock to the public under the Securities Act, the Company shall have the irrevocable, exclusive right for a period of ninety (90) days from the date of such notice (the “SAR Option”), to cause the option to be surrendered in exchange for payment of an amount (the “SAR Amount”) equal to the difference between the purchase price payable for the Shares hereunder and the fair market value of the shares as of the date of termination of the Optionee’s status as an employee. The “fair market value” shall be deemed to be the fair value of the Common Stock as determined by the Board of Directors after taking into consideration all factors that it deems appropriate, including, without limitation, recent sale and offer prices on the

Common Stock in private transactions negotiated at arms’ length, but determined without regard to any restriction on the Shares other than a restriction that, by its terms will never lapse. The SAR Amount shall be paid, at the Company’s option, (i) by delivery of a check in the amount of the SAR Amount, (ii) by cancellation of any amount of the Optionee’s indebtedness to the Company equal to the SAR Amount, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals such SAR Amount.

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE EXERCISE OF THE COMPANY’S SAR OPTION WILL CONSTITUTE A DISQUALIFYING DISPOSITION OF THE OPTION SO THAT THE SAR AMOUNT RECEIVED WILL BE TREATED FOR TAX PURPOSES AS ORDINARY INCOME TO THE OPTIONEE. WITH THIS UNDERSTANDING, OPTIONEE AFFIRMS THE GRANT OF THE SAR OPTION TO THE COMPANY IN CONNECTION WITH OPTIONEE’S RECEIPT OF THE OPTION. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY’S STOCK OPTION PLAN, WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

14. Company’s Right of First Refusal. Before any Shares held by Optionee or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the “Right of First Refusal”).

(a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed Optionee or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c) Purchase Price. The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the noncash consideration shall be determined by the Board of Directors of the Company in good faith.

(d) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 90 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f) Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstanding, the transfer of any or all of the Shares during the Optionee’s lifetime or on the Optionee’s death by will or intestacy to the Optionee’s immediate family or a trust for the benefit of the Optionee’s immediate family shall be exempt from the provisions of this Section. “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

(g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares 90 days after the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act.

15. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE ISSUER’S STOCK PLAN AND THE STOCK OPTION AGREEMENT RELATING TO THESE SHARES, COPIES OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any Optionee or other transferee to whom such Shares shall have been so transferred.

16. Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

17. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Company’s Board of Directors or the Committee that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Optionee.

18. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

19. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

20. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

21. 2008 Stock Plan. Optionee acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board or Committee upon any questions arising under the Plan or this Option.

EXHIBIT A

NOVAN, INC.

EXERCISE NOTICE

Novan, Inc.

Attention: Secretary

1. Exercise of Option. Effective as of today, the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase                  shares (the “Shares”) of the Common Stock (the “Common Stock”) of Novan, Inc. (the “Company”) under and pursuant to the Company’s 2008 Stock Plan, as amended (the “Plan”) and the Notice of Stock Option Grant, dated                 ,                 , and related Stock Option Agreement (the “Option Agreement”). The purchase price for the Shares shall be $                 as required by the Option Agreement. Optionee herewith delivers to the Company the full Exercise Price for the Shares.

2. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions. Optionee represents that Optionee is purchasing the Shares for Optionee’s own account for investment and not with a view to, or for sale in connection with, a distribution of any of such Shares.

3. Compliance with Securities Laws. Optionee understands and acknowledges that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and, notwithstanding any other provision of the Option Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act, all applicable state securities laws and all applicable requirements of any stock exchange or over the counter market on which the Company’s Common Stock may be listed or traded at the time of exercise and transfer. Optionee agrees to cooperate with the Company to ensure compliance with such laws.

4. Federal Restrictions on Transfer. Optionee understands that the Shares have not been registered under the Securities Act and therefore cannot be resold and must be held indefinitely unless they are registered under the Securities Act or unless an exemption from such registration is available and that the certificate(s) representing the Shares may bear a legend to that effect. Optionee understands that the Company is under no obligation to register the Shares and that an exemption may not be available or may not permit Optionee to transfer Shares in the amounts or at the times proposed by Optionee. Specifically, Optionee has been advised that Rule 144 promulgated under the Securities Act, which permits certain resales of unregistered securities, is not presently available with respect to the Shares and, in any event requires that the Shares be paid for and then be held for at least six months (and in some cases one year) before they may be resold under Rule 144.

5. Rights as Stockholder. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the optioned Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

Optionee shall enjoy rights as a stockholder until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal pursuant to the Option Agreement. Upon such exercise, Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

6. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

7. Entire Agreement. The Plan and Notice of Grant/Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Notice of Grant/Option Agreement and any Investment Representation statement executed and delivered to Company by Optionee shall constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and is governed by North Carolina law except for that body of law pertaining to conflict of laws.

Submitted by:	Accepted by:

Optionee:	Novan, Inc.

By:
Name:
Title:

Address:	Address:

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE	:

COMPANY	:	Novan, Inc.

SECURITY	:	Common Stock (the “Common Stock”)

AMOUNT	:		Shares

In connection with the purchase of the above-listed Securities, I, the Optionee, represent to the Company the following.

1. Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. Optionee is purchasing the securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

2. Optionee understands that the securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein.

3. Optionee further understands that the securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is available. Moreover, Optionee understands that the Company is under no obligation to register the securities. In addition, Optionee understands that the certificate evidencing the securities will be imprinted with a legend that prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

4. Optionee is familiar with the provisions of Rules 144 and 701, promulgated under the Securities Act, that permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer) in a nonpublic offering, subject to the satisfaction of certain conditions.

Subject to any lock-up agreement, in the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the securities exempt under Rule 701 may be resold by the Optionee 90 days thereafter, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (a) the sale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as that term is defined under the

Exchange Act); and (b) in the case of an affiliate, the availability of certain public information about the Company, and the amount of securities being sold during any three-month period not exceeding the limitations specified in Rule 144(e), if applicable.

If the purchase of the securities does not qualify under Rule 701 at the time of purchase, then the securities may be resold by the Optionee in certain limited circumstances subject to the provisions of Rule 144. For nonaffiliates, resales under Rule 144 will be permitted after the Optionee has held the shares for six months if certain public information about the Company is available, and may be sold freely after the Optionee has held the shares for one year. For affiliates, resales under Rule 144 will be permitted after the Optionee has held the shares for six months if: (a) certain public information about the Company is available; (b) the amount of securities being sold during any three-month period does not exceed specified limitations; and (c) the sale is made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as that term is defined under the Exchange Act) and (d) the affiliate makes a required Form 144 filing.

For purposes of determining when shares are acquired by an Optionee, shares obtained by cashless exercise will be deemed to have been acquired when the Optionee was originally granted the option. Otherwise, the Optionee will be deemed to have acquired the shares upon exercise of the option.

5. Optionee further understands that at the time Optionee wishes to sell the securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rules 144 or 701, and that, in such event, Optionee would be precluded from selling the securities under Rules 144 or 701 even if the one-year minimum holding period had been satisfied; however, Optionee may be able to sell the securities pursuant to the exemptions contained in Rule 144(k) if the two-year holding period has been satisfied.

6. Optionee further understands that in the event all of the applicable requirements of Rules 144, 144(k) or 701 are not satisfied, registration under the Securities Act or some registration exemption will be required; and that, notwithstanding the fact that Rules 144, 144(k) and 701 are not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144, 144(k) or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their brokers who participate in such transactions do so at their own risk.

Date:	Signature of Optionee: